UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2009

Genesis Fluid Solutions Holdings, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	333-148346	98-0531496
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6660 Delmonico Drive Suite 242-D Colorado Springs, CO	80919
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (719) 359-5215

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

As described in the Current Reports on Form 8-K filed on November 5, 2009 and November 23, 2009 by Genesis Fluid Solutions Holdings, Inc. (the “Company”), the Company issued an aggregate of 165.5 units in a private placement, consisting of an aggregate of 4,340,000 shares of the Company’s common stock and three-year callable warrants to purchase an aggregate of 2,068,750 shares of common stock exercisable at $2.00 per share for $25,000 per unit.

Information provided to prospective investors in the private placement is attached hereto as Exhibit 99.1. The information included in such exhibit is being furnished pursuant to Item 7.01 and shall not be deemed ‘‘filed’’ for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Presentation Materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 11, 2009

GENESIS FLUID SOLUTIONS HOLDINGS, INC.

By:	/s/ Carol Shobrook

Name: Title:	Carol Shobrook Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Presentation Materials